Federated MDT Balanced Fund
Institutional Shares
Federated MDT All Cap Core Fund
Institutional Shares
Federated MDT Large Cap Growth Fund
Institutional Shares
Federated MDT Mid Cap Growth Fund
Institutional Shares
Federated MDT Small Cap Core Fund
Institutional Shares
Federated MDT Small Cap Growth Fund
Institutional Shares
Federated MDT Small Cap Value Fund
Institutional Shares
Federated MDT Tax Aware/All Cap Core Fund
Institutional Shares
Portfolios of Federated MDT Series

SUPPLEMENT TO PROSPECTUSES DATED SEPTEMBER 30, 2008.

Under the heading entitled “How is the Fund Sold?” please delete the bullet points relating to categories of Eligible Investors not subject to any minimum investment amount for the purchase of Shares, and replace them with the following:
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;

•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;

•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals; Trustees and Officers of the former MDT Funds, shareholders of an MDT Fund as of August 26, 2005, and former members of the Memorial Drive Trust;

•	An employer-sponsored retirement plan;

•	A trust institution investing on behalf of its trust customers;

•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;

•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

•
In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

April 15, 2009

Cusip 31421R825
Cusip 31421R304
Cusip 31421R882
Cusip 31421R858
Cusip 31421R783
Cusip 31421R759
Cusip 31421R726
Cusip 31421R601

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